Exhibit 99.2

HOSPITALITY PROPERTIES TRUST

First Quarter 2007

Supplemental Operating and Financial Data

Unless otherwise noted all amounts in this report are unaudited.

WARNING REGARDING FORWARD LOOKING STATEMENTS

THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA REPORT CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS.  ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE,” “EXPECT,” “ANTICIPATE,” “INTEND,” “PLAN,” “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  THESE FORWARD LOOKING STATEMENTS APPEAR IN A NUMBER OF PLACES IN THIS REPORT AND INCLUDE STATEMENTS REGARDING OUR INTENT, BELIEF OR EXPECTATION, OR THE INTENT, BELIEF OR EXPECTATION OF OUR TRUSTEES AND OFFICERS WITH RESPECT TO:

•      OUR MANAGERS’ OR TENANTS’ ABILITIES TO PAY RETURNS OR RENT TO US,

•      OUR ABILITY TO PURCHASE ADDITIONAL PROPERTIES,

•      OUR INTENT TO REFURBISH CERTAIN OF OUR PROPERTIES,

•      OUR ABILITY TO PAY INTEREST AND DEBT PRINCIPAL AND MAKE DISTRIBUTIONS,

•      OUR POLICIES AND PLANS REGARDING INVESTMENTS AND FINANCINGS,

•      OUR TAX STATUS AS A REAL ESTATE INVESTMENT TRUST,

•                  OUR ABILITY TO APPROPRIATELY BALANCE THE USE OF DEBT AND EQUITY AND TO RAISE CAPITAL AND

•      OTHER MATTERS.

ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THESE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  SUCH FACTORS INCLUDE, WITHOUT LIMITATION:

•                  THE IMPACT OF CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS (INCLUDING PREVAILING INTEREST RATES) ON US AND OUR MANAGERS AND TENANTS,

•                  COMPLIANCE WITH AND CHANGES TO LAWS AND REGULATIONS AFFECTING THE REAL ESTATE, HOTEL AND TRAVEL CENTER INDUSTRIES,

•                  CHANGES IN FINANCING TERMS AND

•                  COMPETITION WITHIN THE REAL ESTATE, HOTEL AND TRAVEL CENTER INDUSTRIES GENERALLY AND REITS SPECIFICALLY.

FOR EXAMPLE:

•                  IF HOTEL ROOM DEMAND BECOMES DEPRESSED, THE OPERATING RESULTS OF OUR HOTELS MAY DECLINE, THE FINANCIAL RESULTS OF OUR MANAGERS AND TENANTS MAY DECLINE AND OUR MANAGERS AND TENANTS MAY BE UNABLE TO PAY OUR RETURNS OR RENTS.

•                  WE MAY BE UNABLE TO IDENTIFY PROPERTIES WHICH WE WANT TO BUY OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES, MANAGEMENT AGREEMENTS OR LEASE TERMS FOR NEW PROPERTIES.

THESE UNEXPECTED RESULTS COULD OCCUR DUE TO MANY DIFFERENT REASONS, SOME OF WHICH, SUCH AS NATURAL DISASTERS, TERRORIST ATTACKS OR CHANGES IN OUR MANAGERS’ OR TENANTS’ COSTS OR REVENUES OR CHANGES IN CAPITAL MARKETS OR THE ECONOMY GENERALLY, ARE BEYOND OUR CONTROL.

OTHER RISKS MAY ADVERSELY IMPACT US, AS DESCRIBED MORE FULLY IN OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2006, UNDER “ITEM 1A. RISK FACTORS.”

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

CORPORATE INFORMATION

Hospitality Properties Trust

Supplemental Operating and Financial Data

March 31, 2007

COMPANY PROFILE

The Company:

Hospitality Properties Trust is a real estate investment trust, or REIT.  As of March 31, 2007, we owned 310 hotels and 146 travel centers located in 44 states, Puerto Rico, and Canada. Our properties are operated by operating companies under twelve long term combination management or lease agreements. We are the only investment grade rated, publicly owned hospitality REIT in the Country and we are currently included in a number of financial indices, including the S&P 400 MidCap Index, the Russell 1000, the MSCI U.S. REIT index, the FTSE EPRA/NAREIT United States index and the S&P REIT Composite index.

Management:

Hospitality Properties Trust is managed by Reit Management & Research LLC, or RMR. RMR was founded in 1986 to manage public investments in real estate. As of March 31, 2007, RMR managed one of the largest portfolios of publicly owned real estate in the United States, including over 1,160 properties, more than 237 million square feet, located in 44 states, Washington, DC, Puerto Rico and Ontario, Canada. RMR has approximately 450 employees in its headquarters and regional offices located throughout the Country.  In addition to managing HPT, RMR and its affiliates also manage HRPT Properties Trust, or HRP, a publicly traded REIT that primarily owns office buildings and industrial properties, Senior Housing Properties Trust, or SNH, a publicly traded REIT that owns senior living properties and five publicly traded mutual funds, or RMR Funds, which principally invest in securities of real estate companies (excluding securities of companies managed by RMR and its affiliates). The public companies managed by RMR and its affiliates had combined total market capitalization of approximately $16 billion as of March 31, 2007. We believe that being managed by RMR is a competitive advantage for HPT because RMR provides HPT with a depth of management and experience which may be unequaled in the real estate industry.  We also believe RMR provides management services to HPT at costs that are lower than HPT would have to pay for similar quality services.

Strategy:

Our business strategy is to maintain and grow an investment portfolio of high quality hotels and travel centers operated by experienced managers. Our properties are managed or leased under long term agreements that provide us stable cash flows in the form of minimum returns and rents. We also seek to participate in operating improvements at our properties by charging rent increases based upon percentages of gross revenue increases at our leased properties and participating in hotel profits in excess of the minimum returns due to us at our managed hotels. Generally, we prefer to purchase multiple properties in one transaction because we believe a single operating agreement for multiple properties in diverse locations enhances the stability of our cash flows. When we buy individual properties we usually add those properties to a combination lease or management agreement for other properties that we own. We have a conservative capital structure and limit the amount of debt financing we use. We do not have any investments in joint ventures or partnerships.

Stock Exchange Listing:	Corporate Headquarters:

New York Stock Exchange	400 Centre Street
Newton, MA 02458
Trading Symbol:	(t) (617) 964-8389
(f) (617) 969-5730
Common Shares – HPT
Preferred Shares Series B – HPT-B
Preferred Shares Series C – HPT-C

Senior Unsecured Debt Ratings:

Standard & Poor’s – BBB
Moody’s – Baa2

Portfolio Data by Manager (as of 3/31/07):

							Percent
			Percent of			Annualized	of Total
		Number	Number		Percent of	Minimum	Minimum
	Number of	of Rooms	of Rooms	Investment	Total	Return /	Return /
Manager	Properties	/Suites (1)	/Suites (1)	(000s)	Investment	Rent (000s)	Rent

InterContinental	131	20,140	44%	$1,752,158	31%	$150,956	30%
Marriott International	125	17,926	40%	1,517,974	27%	154,545	30%
Hyatt	24	2,921	6%	283,850	5%	20,450	4%
Carlson	12	2,262	5%	210,976	4%	11,856	2%
Homestead	18	2,399	5%	145,000	3%	15,960	3%
TA(2)	146	N/A	N/A	1,697,221	30%	153,500	31%
Total	456	45,648	100%	$5,607,179	100%	$507,267	100%

Operating Statistics by Operating Agreement (Q1 2007):

			Annualized	Percent
		Number	Minimum	of Total			RevPAR
	Number of	of Rooms	Return /	Minimum	Coverage (3)		Change (4)
Operating Agreement	Properties	/Suites (1)	Rent (000s)	Return / Rent	Q1	LTM	Q1	LTM

Marriott (no. 1)	53	7,610	$58,118	11%	1.47x	1.51x	2.0%	4.8%
Marriott (no. 2)	18	2,178	18,885	4%	1.21x	1.36x	1.6%	6.9%
Marriott (no. 3)	35	5,382	49,034	10%	1.10x	1.15x	8.1%	6.5%
Marriott (no. 4)	19	2,756	28,508	6%	1.34x	1.18x	-4.9%	5.2%
InterContinental (no. 1) (5)	31	3,844	37,777	7%	0.96x	1.07x	5.2%	4.7%
InterContinental (no. 2)	76	9,220	50,000	10%	1.34x	1.39x	3.8%	7.7%
InterContinental (no. 3)	14	4,139	42,873	8%	1.13x	1.28x	6.6%	8.4%
InterContinental (no. 4)	10	2,937	20,306	4%	1.57x	1.48x	7.0%	9.6%
Hyatt (6)	24	2,921	20,450	4%	0.41x	0.61x	-3.7%	-4.8%
Carlson	12	2,262	11,856	2%	1.85x	1.47x	23.1%	41.7%
Homestead	18	2,399	15,960	3%	1.48x	1.43x	-2.7%	-1.9%
TA(2)	146	N/A	153,500	31%	1.37x	1.47x	N/A	N/A%
Total / Average	456	45,648	$507,267	100%			4.1%	6.9%

(1)	19 of our TA properties include hotels. The rooms associated with these hotels have been excluded from total number of rooms.
(2)

The amount of annual minimum rent payable to us by TA is scheduled to increase to $157,000, $161,000, $165,000, $170,000 and $175,000 on January 31, 2008, 2009, 2010, 2011 and 2012, respectively. The annual straight line rent for GAAP reporting purposes is $170,696.

(3)

We define coverage as combined total property sales minus all property level expenses which are not subordinated to minimum payments to us and the required FF&E reserve contributions (which data is provided to us by our operators or tenants), divided by the minimum return or minimum rent payments due to us. For some combinations, amounts have been calculated using data for periods prior to our ownership of certain properties and prior to commencement of our operating agreements. All amounts are for the indicated periods except for the TA amounts which are for the most recent prior period. We have not independently verified our managers’ and tenants’ operating data.

(4)

We define RevPAR as hotel room revenue per day per available room. Operating data presented are based upon the operating results provided by our managers and tenants; we have not independently verified our managers’ and tenants’ operating data.

(5)	The calculation of RevPAR excludes one hotel which was closed from May 2005 through May 2006 due to fire damage and a newly developed hotel acquired in April 2006.
(6)

In connection with the rebranding of our AmeriSuites® hotels to Hyatt Place™ hotels during the first quarter of 2007, 16 hotels were undergoing renovations which required some hotel rooms to be taken out of service.

Hospitality Properties Trust

Supplemental Operating and Financial Data

March 31, 2007

INVESTOR INFORMATION

Board of Trustees

Barry M. Portnoy	Adam D. Portnoy
Managing Trustee	Managing Trustee

Frank J. Bailey	William A. Lamkin
Independent Trustee	Independent Trustee

John L. Harrington
Independent Trustee

Senior Management

John G. Murray	Mark L. Kleifges
President, Chief Operating Officer and Secretary	Treasurer and Chief Financial Officer

Ethan S. Bornstein
Vice President

Contact Information

Investor Relations	Inquiries
Hospitality Properties Trust	Financial inquiries should be directed to Mark L. Kleifges,
400 Centre Street	Treasurer and Chief Financial Officer, at (617) 964-8389
Newton, MA 02458	or mkleifges@reitmr.com.
(t) (617) 964-8389
(f) (617) 969-5730	Investor and media inquiries should be directed to
(email) info@hptreit.com	Timothy A. Bonang, Manager of Investor Relations, at
(website) www.hptreit.com	(617) 796-8149 or tbonang@hptreit.com.

Hospitality Properties Trust
Supplemental Operating and Financial Data
March 31, 2007

RESEARCH COVERAGE

Equity Research Coverage

BB&T Capital Markets	RBC
Stephanie Krewson	Mike Salinsky
(804) 782-8784	(216) 378-7627

Calyon Securities	Stifel, Nicolaus
Smedes Rose	Rod Petrik
(212) 408-5649	(410) 454-4131

Merrill Lynch	UBS
David Bragg	William Truelove
(212) 449-8922	(212) 713-8825

Morgan Keegan	Wachovia Securities
Napoleon Overton	Jeffrey Donnelly
(901) 579-4865	(617) 603-4262

Debt Research Coverage

Credit Suisse	Wachovia Securities
Matthew Lynch	Dan Sullivan
(212) 325-6456	(704) 383-6441

Rating Agencies

Moody’s Investors Service	Standard and Poor’s
Maria Maslovsky	Emile Courtney
(212) 553-4831	(212) 438-7824

HPT is followed by the analysts and its publicly held debt is rated by the rating agencies listed above.  Please note that any opinions, estimates or forecasts regarding HPT’s performance made by these analysts or agencies do not represent opinions, forecasts or predictions of HPT or its management.  HPT does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

FINANCIAL INFORMATION

Hospitality Properties Trust

Supplemental Operating and Financial Data

March 31, 2007

KEY FINANCIAL DATA

(amounts in thousands, except per share data)

	As of and For the Three Months Ended
	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006
Shares Outstanding:
Common shares outstanding (at end of period)	93,866	86,284	74,282	71,957	71,921
Weighted average common shares outstanding - basic and diluted (1)	90,760	75,587	73,613	71,953	71,921

Common Share Data:
Price at end of period	$46.80	$47.53	$47.20	$43.92	$43.67
High during period	$49.00	$51.46	$48.00	$44.10	$46.47
Low during period	$37.52	$46.65	$42.50	$40.08	$39.32
Annualized dividends paid per share	$3.04	$2.96	$2.96	$2.96	$2.92
Annualized dividend yield (at end of period)	6.5%	6.2%	6.3%	6.7%	6.7%

Market Capitalization:
Total debt (book value)	$2,089,831	$1,199,830	$1,212,699	$1,284,567	$1,207,478
Plus: market value of preferred shares (at end of period)	403,335	88,838	89,114	88,596	91,425
Plus: market value of common shares (at end of period)	4,392,929	4,101,079	3,506,110	3,160,351	3,140,790
Total market capitalization	$6,886,095	$5,389,747	$4,807,923	$4,533,514	$4,439,693
Total debt / total market capitalization	30.3%	22.3%	25.2%	28.3%	27.2%

Book Capitalization:
Total debt	$2,089,831	$1,199,830	$1,212,699	$1,284,567	$1,207,478
Plus: total shareholders’ equity	2,736,066	2,447,540	1,897,111	1,818,780	1,836,272
Total book capitalization	$4,825,897	$3,647,370	$3,109,810	$3,103,347	$3,043,750
Total debt / total book capitalization	43.3%	32.9%	39.0%	41.4%	39.7%

Selected Balance Sheet Data:
Total assets	$5,145,180	$3,957,463	$3,422,692	$3,422,889	$3,339,158
Total liabilities	$2,409,114	$1,509,923	$1,525,581	$1,604,109	$1,502,886
Real estate, at cost	$5,590,197	$4,042,017	$4,007,591	$3,976,217	$3,878,838
Total debt / real estate, at cost	37.4%	29.7%	30.3%	32.3%	31.1%

Selected Income Statement Data:
Total revenues	$294,658	$258,386	$269,115	$272,198	$239,716
EBITDA (2)	$130,267	$97,610	$99,205	$104,908	$93,171
Net income available for common shareholders	$39,013	$59,952	$34,649	$33,463	$33,319
Funds from operations (FFO) available for common shareholders (3)	$98,462	$75,623	$76,960	$82,365	$72,781
Common distributions declared	$71,338	$65,184	$54,969	$53,248	$52,502

Per Share Data:
Net income available for common shareholders	$0.43	$0.79	$0.47	$0.47	$0.46
FFO available for common shareholders (3)	$1.08	$1.00	$1.05	$1.14	$1.01
Common distributions declared	$0.76	$0.74	$0.74	$0.74	$0.73
FFO payout ratio	70.4%	74.0%	70.5%	64.9%	72.3%

Coverage Ratios:
EBITDA (2) / interest expense	4.2x	4.8x	4.8x	5.0x	4.9x
EBITDA (2) / interest expense and preferred distributions	4.0x	4.4x	4.4x	4.5x	4.5x

(1)          HPT had no outstanding dilutive common share equivalents during the periods presented.

(2)          See page 13 for calculation of EBITDA.

(3)          See page 14 for calculation of FFO.

Hospitality Properties Trust

Supplemental Operating and Financial Data

March 31, 2007

CONSOLIDATED BALANCE SHEET

(amounts in thousands, except share data)

	As of March 31, 2007	As of December 31, 2006
		(audited)
ASSETS

Real estate properties, at cost:
Land	$1,170,301	$584,199
Buildings, improvements and equipment	4,419,896	3,457,818
	5,590,197	4,042,017
Accumulated depreciation	(734,169)	(707,838)
	4,856,028	3,334,179
Cash and cash equivalents	27,751	553,256
Restricted cash (FF&E reserve escrow)	32,444	27,363
Other assets, net	228,957	42,665
	$5,145,180	$3,957,463

LIABILITIES AND SHAREHOLDERS’ EQUITY

Revolving credit facility	$16,000	$—
Senior notes, net of discounts	1,495,149	1,196,130
Convertible senior notes	575,000	—
Mortgage payable	3,682	3,700
Security deposits	185,366	185,366
Accounts payable and other liabilities	126,832	119,536
Due to affiliates	2,702	3,277
Dividends payable	4,383	1,914
Total liabilities	2,409,114	1,509,923

Commitments and contingencies

Shareholders’ equity:
Preferred shares of beneficial interest; no par value; 150,000,000 shares authorized:
Series B preferred shares; 8 7/8% cumulative redeemable; 3,450,000 shares issued and outstanding, aggregate liquidation preference $86,250	83,306	83,306
Series C preferred shares; 7% cumulative redeemable; 12,700,000 shares and none issued and outstanding, respectively, aggregate liquidation preference $317,500	307,009	—
Common shares of beneficial interest; $0.01 par value; 150,000,000 shares authorized; 93,865,679 and 86,284,251 shares issued and outstanding, respectively	939	863
Additional paid-in capital	3,048,549	2,703,687
Cumulative net income	1,423,483	1,380,111
Cumulative preferred distributions	(71,351)	(66,992)
Cumulative common distributions	(2,055,869)	(1,653,435)
Total shareholders’ equity	2,736,066	2,447,540
	$5,145,180	$3,957,463

Hospitality Properties Trust

Supplemental Operating and Financial Data

March 31, 2007

CONSOLIDATED STATEMENT OF INCOME

(amounts in thousands, except per share data)

	For the Three Months Ended
	3/31/2007	3/31/2006
Revenues:
Hotel operating revenues	$224,471	$201,828
Rental income	61,600	32,476
FF&E reserve income	5,439	4,990
Interest income	3,148	422
Total revenues	294,658	239,716

Expenses:
Hotel operating expenses	160,398	144,189
Interest (including amortization of deferred financing costs of $739 and $610, respectively)	30,655	18,988
Depreciation and amortization	49,071	34,952
General and administrative	8,451	6,354
TA spin off costs	2,711	—
Total expenses	251,286	204,483
Net income	43,372	35,233

Preferred distributions	(4,359)	(1,914)
Net income available for common shareholders	$39,013	$33,319

Weighted average common shares outstanding	90,760	71,921

Basic and diluted net income per share	$0.43	$0.46

Hospitality Properties Trust

Supplemental Operating and Financial Data

March 31, 2007

CONSOLIDATED STATEMENT OF CASH FLOWS

(dollars in thousands)

	For the Three Months Ended
	3/31/2007	3/31/2006
Cash flows from operating activities:
Net income	$43,372	$35,233
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation and amortization	49,071	34,952
Amortization of deferred financing costs as interest	739	610
Straight line rent adjustments	(2,890)	(24)
Other non-cash income	(743)	(729)
FF&E reserve income and deposits	(13,826)	(10,699)
Change in assets and liabilities:
Decrease (increase) in other assets	4,027	(2,658)
Decrease in accounts payable and other	(3,821)	(6,256)
Increase in due to affiliate	815	818
Cash provided by operating activities	76,744	51,247

Cash flows from investing activities:
Real estate acquisitions	(1,913,521)	(237,756)
FF&E reserve fundings	(27,302)	(11,388)
Cash used in investing activities	(1,940,823)	(249,144)

Cash flows from financing activities:
Proceeds from issuance of common shares, net	343,477	—
Proceeds from issuance of preferred shares, net	307,307	—
Proceeds from issuance of senior notes, net of discount	298,866	—
Proceeds from issuance of convertible senior notes	575,000	—
Draws on revolving credit facility	80,000	306,000
Repayments of revolving credit facility	(64,000)	(59,000)
Draws on interim credit facility	1,400,000	—
Repayments of interim credit facility	(1,400,000)	—
Deferred finance costs incurred	(13,812)	—
Distributions to preferred shareholders	(1,914)	(1,914)
Distributions to common shareholders	(65,184)	(52,502)
Distribution of TA to common shareholders	(121,166)	—
Cash provided by financing activities	1,338,574	192,584

Decrease in cash and cash equivalents	(525,505)	(5,313)
Cash and cash equivalents at beginning of period	553,256	18,568
Cash and cash equivalents at end of period	$27,751	$13,255

Supplemental cash flow information:
Cash paid for interest	$37,895	$32,820

Non cash investing activities:
Property managers’ deposits in FF&E reserve	$11,559	$9,095
Property managers’ purchases with FF&E reserve	(33,780)	(29,319)

Non cash financing activities:
Issuance of common shares	$1,461	$—
Distribution of TA to common shareholders	(216,084)	—

Hospitality Properties Trust

Supplemental Operating and Financial Data

March 31, 2007

CALCULATION OF EBITDA

(dollars in thousands)

		For the Three Months Ended
		3/31/2007	3/31/2006
Net income		$43,372	$35,233
Plus:	Interest expense	30,655	18,988
	Depreciation and amortization	49,071	34,952
	Deferred percentage rent (1)	1,670	1,648
	Deferred additional returns (2)	5,499	2,350
EBITDA		$130,267	$93,171

(1)          In calculating net income, we recognize percentage rental income received for the first, second and third quarters in the fourth quarter, which is when all contingencies are met and the income is earned. Although we defer recognition of this revenue until the fourth quarter for purposes of calculating net income, we include the amount in the calculation of EBITDA for each quarter of the year. The fourth quarter EBITDA calculation excludes the amounts recognized during the first three quarters.

(2)          Our share of the operating results of our managed hotels in excess of the minimum returns due to us, or additional returns, is generally determined based upon annual calculations.  We recognize additional returns in the fourth quarter, which is when all contingencies are met and the income is earned. Although we defer recognition of this income until the fourth quarter for purposes of calculating net income, we include the amount in the calculation of EBITDA for each quarter of the year. The fourth quarter EBITDA calculation excludes the amounts recognized during the first three quarters.

We compute EBITDA, or earnings before interest, taxes, depreciation and amortization, as net income plus interest expense, depreciation and amortization expense, deferred percentage rent and deferred additional returns.  We consider EBITDA to be an appropriate measure of our performance, along with net income and cash flow from operating, investing and financing activities. We believe EBITDA provides useful information to investors because by excluding the effects of certain historical costs, such as interest and depreciation and amortization expense, EBITDA can facilitate a comparison of our current operating performance with our past operating performance and of operating performance among REITs. EBITDA does not represent cash generated by operating activities in accordance with  generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.

Hospitality Properties Trust

Supplemental Operating and Financial Data

March 31, 2007

CALCULATION OF FUNDS FROM OPERATIONS (FFO)

(amounts in thousands, except per share data)

		For the Three Months Ended
		3/31/2007	3/31/2006

Net income available for common shareholders		$39,013	$33,319
Plus:	FF&E deposits not in net income (1)	498	512
	Depreciation and amortization	49,071	34,952
	Deferred percentage rent (2)	1,670	1,648
	Deferred additional returns (3)	5,499	2,350
	TA spin off costs (4)	2,711	—
FFO available for common shareholders		$98,462	$72,781

Weighted average shares outstanding		90,760	71,921

Net income available for common shareholders per share		$0.43	$0.46
FFO available for common shareholders per share		$1.08	$1.01

(1)          Various percentages of total sales at most of our hotels are escrowed as reserves for future renovations or refurbishment, or FF&E Reserve escrows.  We own the FF&E Reserve escrows for all the hotels leased to our taxable REIT subsidiaries and for most of the hotels leased to third parties.  We have a security and remainder interest in the FF&E Reserve escrows for the remaining hotels leased to third parties. When we own the FF&E Reserve escrows at hotels leased to third parties we report payments into the escrow as additional rent. When we have a security and remainder interest in the FF&E Reserve escrows, deposits are not included in revenue but are included in FFO. We do not report the amounts which are escrowed as FF&E reserves for our managed hotels as FF&E reserve income in our consolidated statement of income.

(2)          In calculating net income, we recognize percentage rental income received for the first, second and third quarters in the fourth quarter, which is when all contingencies are met and the income is earned. Although we defer recognition of this revenue until the fourth quarter for purposes of calculating net income, we include the estimated amount in the calculation of FFO for each quarter of the year. The fourth quarter FFO calculation excludes the amounts recognized during the first three quarters.

(3)          Our share of the operating results of our managed hotels in excess of the minimum returns due to us, or additional returns, is generally determined based upon annual calculations.  We recognize  additional returns in the fourth quarter, which is when all contingencies are met and the income is earned. Although we defer recognition of this income until the fourth quarter for purposes of calculating net income, we include the estimated amount in the calculation of FFO for each quarter of the year. The fourth quarter FFO calculation excludes the amounts recognized during the first three quarters.

(4)          We expensed $2,711 of costs in connection with the spin off of our former subsidiary, TA, to our shareholders on January 31, 2007.

We compute FFO as shown in the calculation above. Our calculation of FFO differs from the National Association of Real Estate Investment Trusts, or NAREIT, definition of FFO because we include FF&E deposits not included in net income (see note 1), deferred percentage rent (see note 2), deferred additional returns (see note 3) and exclude TA spin off costs (see note 4).  We consider FFO to be an appropriate measure of performance for a real estate investment trust, or REIT, along with net income and cash flow from operating, investing and financing activities. We believe that FFO provides useful information to investors because by excluding the effects of certain historical costs, such as depreciation expense, FFO can facilitate comparison of current operating performance among REITs. FFO does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity. FFO is one important factor considered by our board of trustees in determining the amount of distributions to shareholders. Other important factors include, but are not limited to, requirements to maintain our status as a REIT, limitations in our revolving credit facility and public debt covenants, the availability of debt and equity capital to us and our expectation of our future capital needs and operating performance.

Hospitality Properties Trust

Supplemental Operating and Financial Data

March 31, 2007

DEBT SUMMARY

(dollars in thousands)

	Interest	Principal	Maturity		Due at	Years to
	Rate	Balance	Date		Maturity	Maturity

Secured Fixed Rate Debt:

Mortgage - secured by one hotel in Overland Park, KS	8.300%	$3,682	07/01/11		$3,326	4.3

Unsecured Debt:

Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR + 55 bps)	5.870%	$16,000	10/24/10		$16,000	3.6

Unsecured Fixed Rate Debt:
Senior notes due 2008	7.000%	$150,000	03/01/08		$150,000	0.9
Senior notes due 2010	9.125%	50,000	07/15/10		50,000	3.3
Senior notes due 2012	6.850%	125,000	07/15/12		125,000	5.3
Senior notes due 2013	6.750%	300,000	02/15/13		300,000	5.9
Senior notes due 2015	5.125%	300,000	02/15/15		300,000	7.9
Senior notes due 2016	6.300%	275,000	06/15/16		275,000	9.2
Senior notes due 2017	5.625%	300,000	03/15/17		300,000	10.0
Convertible senior notes due 2027	3.800%	575,000	03/15/27	(1)	575,000	19.9
Total / weighted average unsecured fixed rate debt	5.557%	$2,075,000			$2,075,000	10.6

Weighted average secured fixed rate debt / total	8.300%	$3,682			$3,326	4.3
Weighted average unsecured floating rate debt / total	5.870%	16,000			16,000	3.6
Weighted average unsecured fixed rate debt / total	5.557%	2,075,000			2,075,000	10.6
Weighted average debt / total	5.564%	$2,094,682			$2,094,326	10.6

(1)          The convertible senior notes are exchangeable into cash equal to the principal amount of the notes and, at our option, cash or our common shares for the exchange value equal to the amount that the market price of our common shares exceeds the initial exchange price of $50.50 per share, subject to adjustment and, other circumstances, including a change in control. Holders of our convertible senior notes may require us to repurchase all or a portion of the notes on March 20, 2012, March 15, 2017, and March 15, 2022, or upon the occurrence of certain change in control provisions prior to March 20, 2012.

Hospitality Properties Trust

Supplemental Operating and Financial Data

March 31, 2007

DEBT MATURITY SCHEDULE

(dollars in thousands)

	Scheduled Principal Payments During Period
	Secured	Unsecured	Unsecured
	Fixed Rate	Floating	Fixed
Year	Debt	Rate Debt	Rate Debt		Total
2007	$53	$—	$—		$53
2008	77	—	150,000		150,077
2009	84	—	—		84
2010	92	16,000	50,000		66,092
2011	3,376	—	—		3,376
2012	—	—	125,000		125,000
2013	—	—	300,000		300,000
2014	—	—	—		—
2015	—	—	300,000		300,000
2016	—	—	275,000		275,000
2017	—	—	300,000		300,000
2027	—	—	575,000	(1)	575,000
	$3,682	$16,000	$2,075,000		$2,094,682

(1)          The convertible senior notes are exchangeable into cash equal to the principal amount of the notes and, at our option, cash or our common shares for the exchange value equal to the amount that the market price of our common shares exceeds the initial exchange price of $50.50 per share, subject to adjustment and, other circumstances, including a change in control. Holders of our convertible senior notes may require us to repurchase all or a portion of the notes on March 20, 2012, March 15, 2017, and March 15, 2022, or upon the occurrence of certain change in control provisions prior to March 20, 2012.

Hospitality Properties Trust

Supplemental Operating and Financial Data

March 31, 2007

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

	As of and For the Three Months Ended
	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006
Leverage Ratios:

Total debt / total assets	40.6%	30.3%	35.4%	37.5%	36.2%
Total debt / real estate assets, at cost	37.4%	29.7%	30.3%	32.3%	31.1%
Total debt / total market capitalization	30.3%	22.3%	25.2%	28.3%	27.2%
Total debt / total book capitalization	43.3%	32.9%	39.0%	41.4%	39.7%
Secured debt / total assets	0.1%	0.1%	0.1%	0.1%	0.1%
Variable rate debt / total debt	0.8%	1.1%	6.6%	23.4%	0.0%

Coverage Ratios:

EBITDA (1) / interest expense	4.2x	4.8x	4.8x	5.0x	4.9x
EBITDA (1) / interest expense and preferred distributions	4.0x	4.4x	4.4x	4.5x	4.5x

Public Debt Covenants: (2)

Total debt / adjusted total assets - allowable maximum 60.0%	36.8%	25.8%	29.7%	31.7%	30.6%
Secured debt / adjusted total assets - allowable maximum 40.0%	0.1%	0.1%	0.1%	0.1%	0.1%
Consolidated income available for debt service / debt service - required minimum 1.50x	3.65x	5.47x	4.06x	3.92x	4.25x
Total unencumbered assets to unsecured debt - required minimum 150% / 200%	271.9%	387.8%	318.1%	315.8%	327.5%

(1)          See page 13 for calculation of EBITDA.

(2)          Adjusted total assets and unencumbered assets include original cost of real estate assets less impairment write downs and exclude depreciation and amortization, accounts receivable and intangible assets.  Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, loss on asset impairment, gains and losses on sales of property and amortization of deferred charges.

Hospitality Properties Trust

Supplemental Operating and Financial Data

March 31, 2007

FF&E RESERVE ESCROWS (1)

(dollars in thousands)

	As of and For the Three Months Ended
	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006
HPT Owned:

FF&E reserves (beginning of period)	$27,363	$29,797	$30,241	$26,491	$29,063
Manager deposits	11,559	11,750	13,892	12,089	9,095
InterContinental (2)	—	—	—	—	6,264
HPT fundings:
Carlson (3)	219	404	939	4,188	9,367
Marriott (4)	1,392	6,795	10,699	12,642	2,021
Hyatt (5)	16,000	9,500	15,000	—	—
InterContinental (6)	9,691	1,000	—	—	—
Hotel improvements	(33,780)	(31,883)	(40,974)	(25,169)	(29,319)
FF&E reserves (end of period)	$32,444	$27,363	$29,797	$30,241	$26,491

Tenant Owned:

FF&E reserves (beginning of period)	$2	$2	$3	$879	$1,052
Manager deposits	419	463	526	533	448
Hotel improvements	(269)	(463)	(527)	(1,409)	(621)
FF&E reserves (end of period)	$152	$2	$2	$3	$879

Total:

FF&E reserves (beginning of period)	$27,365	$29,799	$30,244	$27,370	$30,115
Manager deposits	11,978	12,213	14,418	12,622	9,543
InterContinental (2)	—	—	—	—	6,264
HPT fundings:
Carlson (3)	219	404	939	4,188	9,367
Marriott (4)	1,392	6,795	10,699	12,642	2,021
Hyatt (5)	16,000	9,500	15,000	—	—
InterContinental (6)	9,691	1,000	—	—	—
Hotel improvements	(34,049)	(32,346)	(41,501)	(26,578)	(29,940)
FF&E reserves (end of period)	$32,596	$27,365	$29,799	$30,244	$27,370

(1)          Generally, each of our hotel operating agreements require the deposit of a percentage of gross hotel revenues into escrows to fund periodic hotel renovations, or FF&E reserves.  For recently built or renovated hotels, this requirement may be deferred for a period.  We own all the FF&E reserve escrows for our hotels except for escrows pursuant to one third party lease, which provides that the FF&E reserve escrow is owned by the tenant and we have a security and remainder interest in that escrow account.

(2)          Represents FF&E reserve escrows purchased in connection with first quarter 2006 hotel acquisitions.

(3)          Pursuant to our agreement with Carlson for the management of 12 hotels, we agreed to fund $12,000 for rebranding costs and other capital improvements.  To the extent our fundings exceed $12,000, the minimum return payable by Carlson to us will increase as these funds are advanced.

(4)          Represents FF&E reserve deposits for our Marriott branded hotel combinations not funded by hotel operations but separately funded by us.  Our operating agreements for our Marriott branded hotel combinations generally provide that, if necessary, we will provide FF&E funding in excess of escrowed reserves.  To the extent we make such fundings, our annual minimum returns or rent increases by a percentage of the amounts we fund.

(5)          Pursuant to our agreement with Hyatt for the management of 24 hotels, we agreed to fund $8,000 for rebranding costs and other capital improvements.  To the extent our funding exceeds $8,000, the minimum return payable by Hyatt to us will increase as these funds are advanced.

(6)          Pursuant to our management agreements with InterContinental, we agreed to fund certain rebranding costs and  capital improvements.  Generally, our annual minimum returns increase by a percentage of the amounts we fund.

Hospitality Properties Trust

Supplemental Operating and Financial Data

March 31, 2007

2007 ACQUISITIONS AND DISPOSITIONS INFORMATION

(dollars in thousands)

2007 ACQUISITIONS (through 3/31/2007):

				Number			Purchase
Date				of Rooms	Operating	Purchase	Price per
Acquired	Properties	Brand	Location	/ Suites	Agreement	Price	Room / Suite

1/31/2007 (1)	146	TravelCenters of America®	39 states	N/A	TA	$1,697,221	N/A

Total /Average 2007	146			N/A		$1,697,221	N/A

(1)          On January 31, 2007, we completed our previously announced acquisition of TravelCenters of America, Inc. or TravelCenters, for approximately $1,900,000.  Simultaneously with this acquisition, we retained substantially all of the TravelCenters real estate and capitalized and spun out to our shareholders a subsidiary, TravelCenters of America LLC (AMEX: TA), or TA, which leases this real estate and has continued the fuel service and hospitality business of TravelCenters.  The purchase price amount represents the value of the TravelCenters assets we retained.

2007 DISPOSITIONS (through 3/31/07): (1)

				Number			Sales
Date				of Rooms	Operating	Sales	Price per
Disposed	Properties	Brand	Location	/ Suites	Agreement	Price	Room / Suite

There were no dispositions in the quarter ended March, 31 2007.

(1)          Excludes January 31, 2007, spin off of TA to our common shareholders.

Hospitality Properties Trust

Supplemental Operating and Financial Data

March 31, 2007

2007 FINANCING ACTIVITIES

(share amounts and dollars in thousands)

	For the Three Months Ended
	3/31/2007	12/31/2006	9/30/2006	6/30/2006

Debt Transactions: (1)
New debt raised	$875,000	$—		$275,000
New debt assumed as part of acquisitions	—	—	—	—
Total new debt	875,000	—	—	275,000

Debt retired	—	—	—	—
Net debt	$875,000	$—	$—	$275,000

Equity Transactions:
New common shares issued	7,550	12,000	2,300	—
New common equity raised, net	$343,477	$545,829	$95,823	$—

New preferred shares issued	12,700	—	—	—
New preferred equity raised, net	$307,009	—	—	—
Total new equity	$650,486	$545,829	$95,823	$—

(1)          Excludes drawings and repayments under our revolving credit facility and bridge loan facility.

OPERATING AGREEMENTS

AND PORTFOLIO INFORMATION

Hospitality Properties Trust

Supplemental Operating and Financial Data

March 31, 2007

SUMMARY OF OPERATING AGREEMENTS

(dollars in thousands)

Operating Agreement	Marriott (no. 1)	Marriott (no. 2)	Marriott (no. 3)	Marriott (no. 4)	Homestead	InterContinental (no. 1)

Number of Properties	53	18	35	19	18	31

Number of Rooms / Suites	7,610	2,178	5,382	2,756	2,399	3,844

Property Brands	Courtyard by Marriott®	Residence Inn by Marriott®	Marriott® / Residence Inn by Marriott® / Courtyard by Marriott® / TownePlace Suites by Marriott® / SpringHill Suites by Marriott®	Residence Inn by Marriott® / Courtyard by Marriott® / TownePlace Suites by Marriott® / SpringHill Suites by Marriott®	Homestead Studio Suites®	Staybridge Suites®

Number of States	24	14	15	14	5	16

Manager	Subsidiary of Marriott International	Subsidiary of Marriott International	Subsidiary of Marriott International	Subsidiary of Marriott International	Subsidiary of BRE / Homestead Village LLC	Subsidiary of InterContinental

Tenant	Subsidiary of Host Hotels & Resorts Subleased to Subsidiary of Barcelo Crestline	Subsidiary of Host Hotels & Resorts Subleased to Subsidiary of Barcelo Crestline	Our TRS	Subsidiary of Barcelo Crestline	Subsidiary of BRE / Homestead Village LLC	Our TRS

Investment at March 31, 2007 (2)	$582,302	$189,040	$472,410	$274,222	$145,000	$436,708

End of Current Term	2012	2010	2019	2015	2015	2031

Renewal Options (3)	3 for 12 years each	1 for 10 years, 2 for 15 years each	2 for 15 years each	2 for 10 years each	2 for 15 years each	2 for 12.5 years each

Annual Minimum Return / Minimum Rent	$58,118	$18,885	$49,034	$28,508	$15,960	$37,777

Additional Return (4)	—	—	$1,173	—	—	—
Percentage Return / Rent (6)	5% of revenues above 1994/95 revenues	7.5% of revenues above 1996 revenues	7% of revenues above 2000/01 revenues	7.0% of revenues above 1999/2000 revenues	10.0% of revenues above 1999/2000 revenues	7.5% of revenues above 2004/06/08 revenues

Security Deposit	$50,540	$17,220	$36,204	$28,508	$15,960	$36,872 (7)

Other Security Features	HPT controlled lockbox with minimum balance maintenance requirement; subtenant and subtenant parent minimum net worth requirement	HPT controlled lockbox with minimum balance maintenance requirement; subtenant and subtenant parent minimum net worth requirement		Tenant minimum net worth requirement	Homestead parent guarantee and $15,960 letter of credit	Limited guarantee provided by InterContinental

Operating Agreement	InterContinental (no. 2)	InterContinental (no. 3)	InterContinental (no. 4)	Hyatt	Carlson	TA	Total / Range / Average (all investments)

Number of Properties	76	14	10	24	12	146	456

Number of Rooms / Suites	9,220	4,139	2,937	2,921	2,262	(1)	45,648

Property Brands	Candlewood Suites®	InterContinental® / Crowne Plaza® / Holiday Inn® / Staybridge Suites®	Crowne Plaza® / Staybridge Suites®	AmeriSuites® / Hyatt PlaceTM	Radisson Hotels & Resorts® / Park Plaza® Hotels & Resorts / Country Inn & Suites by CarlsonSM	TravelCenters of America®	16 Brands

Number of States	29	7 plus Ontario and Puerto Rico	5	14	7	39	44 plus Ontario and Puerto Rico

Manager	Subsidiary of InterContinental	Subsidiary of InterContinental	Subsidiary of InterContinental	Subsidiary of Hyatt	Subsidiary of Carlson	TA	6 Managers

Tenant	Our TRS	Our TRS and a subsidiary of InterContinental	Our TRS	Our TRS	Our TRS	Subsidiary of TA	6 Tenants

Investment at March 31, 2007 (2)	$590,250	$496,000	$229,200	$283,850	$210,976	$1,697,221	$5,607,179

End of Current Term	2028	2029	2030	2030	2030	2022	2010-2031

Renewal Options (3)	2 for 15 years each	2 for 15 years each	2 for 15 years each	2 for 15 years each	2 for 15 years each	N/A

Annual Minimum Return / Minimum Rent	$50,000	$42,873	$20,306	$20,450	$11,856	$153,500 (8)	$507,267

Additional Return (4)	$10,000	$3,458	$1,750	50% of cash flow in excess of minimum return (5)	50% of cash flow in excess of minimum return (5)	3% of non-fuel revenues and .3% of fuel revenues above 2011 revenues	$16,381
Percentage Return / Rent (6)	7.5% of revenues above 2006/07 revenues	7.5% of revenues above 2006/07 revenues	7.5% of revenues above 2007 revenues	—	—	—

Security Deposit	—	$36,872(7)	$36,872 (7)	—	—	—	$185,304

Other Security Features	Limited guarantee provided by InterContinental	Limited guarantee provided by InterContinental	Limited guarantee provided by InterContinental	Limited guarantee provided by Hyatt	Limited guarantee provided by Carlson	TA guarantee

(1)       19  of our TA properties  include hotels.  The rooms associated with these hotels have been excluded from total hotel rooms.

(2)       Excludes expenditures made from FF&E reserves funded from hotel operations, but includes amounts separately funded by us.

(3)       Renewal options may be exercised by the manager or tenant for all, but not less than all, of the properties within each combination of hotels.

(4)       These management agreements provide for annual additional return payments in the amount listed, to the extent of available cash flow after payment of operating costs, funding of the FF&E reserve, payment of our minimum return and payment of certain managment fees.

(5)       These management agreements provide for payment to us of 50% of available cash flow after payment of operating costs, funding the FF&E reserve, payment of our minimum return and reimbursement to the managers of working capital and guaranty advances, if any.

(6)       Each management contract or lease provides for payment to us of a percentage of increases in total property sales over a base year level as additional return or rent.

(7)       The single $36,872 deposit secures InterContinental's obligations under the InterContinental  No. 1, No. 3 and No. 4 portfolios.

(8)       The amount of minimum rent payable to us by TA is scheduled to increase to $157,000, $161,000, $165,000, $170,000 and $175,000 on January 31, 2008, 2009, 2010, 2011 and 2012, respectively.  The annual straight line rent for GAAP reporting purposes is $170,696.

Hospitality Properties Trust

Supplemental Operating and Financial Data

March 31, 2007

PORTFOLIO BY OPERATING AGREEMENT, MANAGER AND BRAND

(dollars in thousands)

		Percent of		Percent of				Annual	Percent of
	Number of	Number of	Number of	Number of		Percent of	Investment per	Minimum	Minimum
	Properties	Properties	Rooms / Suites (1)	Rooms / Suites (1)	Investment (2)	Investment	Room / Suite	Return / Rent	Return / Rent
By Operating Agreement:
Marriott (no. 1)	53	12%	7,610	17%	$582,302	10%	$77	$58,118	11%
Marriott (no. 2)	18	4%	2,178	5%	189,040	3%	87	18,885	4%
Marriott (no. 3)	35	8%	5,382	12%	472,410	8%	88	49,034	10%
Marriott (no. 4)	19	4%	2,756	6%	274,222	5%	100	28,508	6%
InterContinental (no. 1)	31	7%	3,844	8%	436,708	8%	114	37,777	7%
InterContinental (no. 2)	76	17%	9,220	20%	590,250	11%	64	50,000	10%
InterContinental (no. 3)	14	2%	4,139	9%	496,000	9%	120	42,873	8%
InterContinental (no. 4)	10	2%	2,937	7%	229,200	4%	78	20,306	4%
Hyatt	24	5%	2,921	6%	283,850	5%	97	20,450	4%
Carlson	12	3%	2,262	5%	210,976	4%	93	11,856	2%
Homestead	18	4%	2,399	5%	145,000	3%	60	15,960	3%
TA (3)	146	32%	N/A	N/A	1,697,221	30%	N/A	153,500	31%
Total	456	100%	45,648	100%	$5,607,179	100%	$86	$507,267	100%

By Manager:
InterContinental	131	29%	20,140	44%	$1,752,158	31%	$87	$150,956	29%
Marriott International	125	27%	17,926	40%	1,517,974	27%	85	154,545	31%
Hyatt	24	5%	2,921	6%	283,850	5%	97	20,450	4%
Carlson	12	3%	2,262	5%	210,976	4%	93	11,856	2%
Homestead	18	4%	2,399	5%	145,000	3%	60	15,960	3%
TA (3)	146	32%	N/A	N/A	1,697,221	30%	N/A	153,500	31%
Total	456	100%	45,648	100%	$5,607,179	70%	$86	$507,267	100%

By Brand:
AmeriSuites® / Hyatt PlaceTM	24	5%	2,921	6%	$283,850	5%	$97
Candlewood Suites®	76	16%	9,220	19%	590,250	11%	64
Country Inn & Suites by CarlsonSM	5	1%	753	2%	74,827	1%	99
Courtyard by Marriott®	71	16%	10,280	23%	842,152	16%	82
Crowne Plaza®	12	3%	4,406	10%	360,856	6%	82
Holiday Inn®	3	1%	697	2%	34,231	1%	49
Homestead Studio Suites®	18	4%	2,399	5%	145,000	3%	60
InterContinental®	5	1%	1,479	3%	291,589	5%	197
Marriott Hotels®	3	1%	1,356	3%	117,254	2%	86
Park Plaza® Hotels & Resorts	2	0%	375	1%	20,691	1%	55
Radisson Hotels & Resorts®	5	1%	1,134	2%	115,457	2%	102
Residence Inn by Marriott®	37	8%	4,695	10%	434,029	8%	92
SpringHill Suites by Marriott®	2	0%	264	1%	20,833	0%	79
Staybridge Suites®	35	8%	4,338	10%	475,232	8%	110
TownePlace Suites by Marriott®	12	3%	1,331	3%	103,707	1%	78
TravelCenters of America®	146	32%	N/A	N/A	1,697,221	30%	N/A
Total	456	100%	45,648	100%	$5,607,179	100%	$86

(1)          19 of our TA properties include a hotel.  The rooms associated with these hotels have been excluded from total hotel rooms.

(2)          Excludes expenditures made from FF&E reserves funded from hotel operations, but includes amounts separately funded by us.

(3)          The amount of annual minimum rent payable to us by TA is scheduled to increase to $157,000, $161,000, $165,000, $170,000 and $175,000 on January 31, 2008, 2009, 2010, 2011 and 2012, respectively.

Hospitality Properties Trust

Supplemental Operating and Financial Data

March 31, 2007

OPERATING STATISTICS BY HOTEL OPERATING AGREEMENT

		No. of
	No. of	Rooms /	First Quarter (1)
	Hotels	Suites	2007	2006	Change
ADR
Marriott (no. 1)	53	7,610	$126.79	$118.33	7.1%
Marriott (no. 2)	18	2,178	117.61	109.39	7.5%
Marriott (no. 3)	35	5,382	115.32	107.38	7.4%
Marriott (no. 4)	19	2,756	123.56	124.45	-0.7%
InterContinental (no. 1)(2)	29	3,554	110.32	103.48	6.6%
InterContinental (no. 2)	76	9,220	70.01	65.60	6.7%
InterContinental (no. 3)(3) (4)	14	4,139	141.79	133.55	6.2%
InterContinental (no. 4)(3)	10	2,937	111.72	100.33	11.4%
Hyatt(5)	24	2,921	94.53	82.45	14.7%
Carlson	12	2,262	105.43	95.13	10.8%
Homestead	18	2,399	65.78	66.14	-0.5%
Total/Average	308	45,358	$105.52	$98.56	7.1%

OCCUPANCY
Marriott (no. 1)	53	7,610	63.5%	66.7%	-3.2 pt
Marriott (no. 2)	18	2,178	73.4%	77.7%	-4.3 pt
Marriott (no. 3)	35	5,382	72.0%	71.5%	0.5 pt
Marriott (no. 4)	19	2,756	70.5%	73.6%	-3.1 pt
InterContinental (no. 1)(2)	29	3,554	73.0%	74.0%	-1.0 pt
InterContinental (no. 2)	76	9,220	72.2%	74.2%	-2.0 pt
InterContinental (no. 3)(3) (4)	14	4,139	75.3%	75.0%	0.3 pt
InterContinental (no. 4)(3)	10	2,937	70.5%	73.4%	-2.9 pt
Hyatt(5)	24	2,921	55.5%	66.1%	-10.6 pt
Carlson	12	2,262	67.3%	60.6%	6.7 pt
Homestead	18	2,399	69.1%	70.6%	-1.5 pt
Total/Average	308	45,358	69.4%	71.4%	-2.0 pt

RevPAR
Marriott (no. 1)	53	7,610	$80.51	$78.93	2.0%
Marriott (no. 2)	18	2,178	86.33	85.00	1.6%
Marriott (no. 3)	35	5,382	83.03	76.78	8.1%
Marriott (no. 4)	19	2,756	87.11	91.60	-4.9%
InterContinental (no. 1)(2)	29	3,554	80.53	76.58	5.2%
InterContinental (no. 2)	76	9,220	50.55	48.68	3.8%
InterContinental (no. 3)(3) (4)	14	4,139	106.77	100.16	6.6%
InterContinental (no. 4)(3)	10	2,937	78.76	73.64	7.0%
Hyatt(5)	24	2,921	52.46	54.50	-3.7%
Carlson	12	2,262	70.95	57.65	23.1%
Homestead	18	2,399	45.45	46.69	-2.7%
Total/Average	308	45,358	$73.23	$70.37	4.1%

(1)             Includes data for the calendar periods indicated, except for our Marriott® branded hotels, which include data for comparable fiscal periods.

(2)             The calculations of Occupancy and RevPAR exclude operating statistics of one hotel which was closed from May 2005 through May 2006 due to fire damage and a newly developed hotel acquired in April 2006.

(3)             Includes data for periods prior to our ownership of some hotels.

(4)             Includes data for periods some hotels were not operated by the current manager.

(5)             In connection with the rebranding of our AmeriSuites® hotels to Hyatt Place™ hotels during the first quarter of 2007, 16 hotels were undergoing renovations which required some hotel rooms to be taken out of service.

All operating data presented are based upon the operating results provided by our managers and tenants for the indicated periods.  We have not independently verified our managers' and tenants’ operating data.

Hospitality Properties Trust

Supplemental Operating and Financial Data

March 31, 2007

COVERAGE BY OPERATING AGREEMENT (1)

For the Twelve Months Ended (2)
Operating Agreement	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006
Marriott (no. 1)	1.51x	1.49x	1.50x	1.49x	1.45x
Marriott (no. 2)	1.36x	1.34x	1.29x	1.21x	1.17x
Marriott (no. 3)	1.15x	1.11x	1.09x	1.07x	1.05x
Marriott (no. 4)	1.18x	1.21x	1.20x	1.17x	1.10x
InterContinental (no. 1)	1.07x	1.07x	1.06x	0.99x	0.95x
InterContinental (no. 2)	1.39x	1.35x	1.36x	1.35x	1.33x
InterContinental (no. 3) (3) (4)	1.28x	1.37x	1.41x	1.44x	1.37x
InterContinental (no. 4) (3)	1.48x	1.51x	1.49x	1.46x	1.43x
Hyatt (5)	0.61x	0.80x	0.92x	1.04x	1.06x
Carlson (3)	1.47x	1.36x	1.20x	0.98x	0.96x
Homestead	1.43x	1.46x	1.51x	1.53x	1.50x
TA	(6)	1.47x	1.44x	1.38x	1.32x

For the Three Months Ended (2)
Operating Agreement	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006
Marriott (no. 1)	1.47x	1.37x	1.53x	1.71x	1.40x
Marriott (no. 2)	1.21x	1.29x	1.53x	1.43x	1.11x
Marriott (no. 3)	1.10x	1.05x	1.20x	1.27x	0.93x
Marriott (no. 4)	1.34x	1.09x	0.98x	1.35x	1.47x
InterContinental (no. 1)	0.96x	0.90x	1.26x	1.17x	0.96x
InterContinental (no. 2)	1.34x	1.24x	1.44x	1.52x	1.20x
InterContinental (no. 3)	1.13x	1.12x	1.16x	1.71x	1.48x
InterContinental (no. 4) (3)	1.57x	1.35x	1.27x	1.71x	1.70x
Hyatt (5)	0.41x	0.42x	0.60x	1.07x	1.15x
Carlson	1.85x	1.16x	1.56x	1.29x	1.43x
Homestead	1.48x	1.22x	1.32x	1.69x	1.60x
TA	(6)	1.37x	1.82x	1.66x	1.04x

(1)          We define coverage as combined total property sales minus all property level expenses which are not subordinated to minimum payments to us and the required FF&E reserve contributions (which data is provided to us by our managers or tenants), divided by the minimum return or minimum rent payments due to us.  For some combinations, amounts have been calculated using data for periods prior to our ownership of certain properties and prior to commencement of our operating agreements.

(2)          Includes data for the calendar periods indicated, except for our Marriott® branded hotels, which include data for comparable fiscal periods.

(3)          Includes data for periods prior to our ownership of some hotels.

(4)          Includes data for periods some hotels were not operated by the current manager.

(5)          In connection with the rebranding of our AmeriSuites® hotels to Hyatt PlaceTM hotels 12 hotels were undergoing renovations during the third and fourth quarters of 2006 and 16 hotels were undergoing renovations during the first quarter of 2007 which required some hotel rooms to be taken out of service.

(6)          Data for the most recent period is not currently available from our tenant, TA.

All  operating data presented are based upon the operating results provided by our managers and tenants for the indicated periods. We have not independently verified our managers' or tenants’ operating data.

Hospitality Properties Trust

Supplemental Operating and Financial Data

March 31, 2007

OPERATING AGREEMENT EXPIRATION SCHEDULE

(dollars in thousands)

	Annualized Minimum Return / Rent	% of Annualized Minimum Return / Rent	Cumulative % of Annualized Minimum Return / Rent
2008	$—	—	—
2009	—	—	—
2010	18,885	3.7%	3.7%
2011	—	—	—
2012	58,118	11.5%	15.2%
2013	—	—	15.2%
2014	—	—	15.2%
2015	44,468	8.8%	24.0%
2016	—	—	24.0%
2017	—	—	24.0%
2017 and thereafter	385,796	76.0%	100.0%
Total	$507,267	100.0%

Weighted average remaining term	15.9 years